Exhibit 99.2

MEDICAL PROPERTIES TRUST Supplemental Information

MEDICALPROPERTIESTRUST.COM TABLE OF CONTENTS COMPANY OVERVIEW Company Information 3 FINANCIAL INFORMATION Reconciliation of Net Income to Funds from Operations 5 Debt Summary 6 Debt Maturity Schedule 7 Pro Forma Net Debt /Annualized Adjusted EBITDA 8 PORTFOLIO INFORMATION Lease and Mortgage Loan Maturity Schedule 9 Total Pro Forma Gross Assets and Actual Revenue by Asset Type, Operator, State and Country 10 Same Store EBITDAR to Rent Coverage \13 Summary of Acquisitions and Development Projects 14 FINANCIAL STATEMENTS Consolidated Statements of Income 15 Consolidated Balance Sheets 16 FORWARD-LOOKING STATEMENT Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results of the Company or future events to differ materially from those expressed in or underlying such forward-looking statements, including without limitation: Normalized FFO per share; expected payout ratio, the amount of acquisitions of healthcare real estate, if any; estimated debt metrics, portfolio diversification, capital markets conditions, the repayment of debt arrangements; statements concerning the additional income to the Company as a result of ownership interests in certain hospital operations and the timing of such income; the payment of future dividends, if any; completion of additional debt arrangement, and additional investments; national and international economic, business, real estate and other market conditions; the competitive environment in which the Company operates; the execution of the Company’s business plan; financing risks; the Company’s ability to maintain its status as a REIT for federal income tax purposes; acquisition and development risks; potential environmental and other liabilities; and other factors affecting the real estate industry generally or healthcare real estate in particular. For further discussion of the factors that could affect outcomes, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, and as updated by the Company’s subsequently filed Quarterly Reports on Form 10-Q and other SEC filings. Except as otherwise required by the federal securities laws, the Company undertakes no obligation to update the information in this report. On the Cover: UCHealth Emergency Room—Aurora Central, an MPT-owned free standing emergency room in Aurora, Colorado.

COMPANY OVERVIEW Medical Properties Trust, Inc. is a Birmingham, Alabama based self-advised real estate investment trust formed to capitalize on the changing trends in healthcare delivery by acquiring and developing net-leased healthcare facilities. MPT’s financing model allows hospitals and other healthcare facilities to unlock the value of their underlying real estate in order to fund facility improvements, technology upgrades, staff additions and new construction. Facilities include acute care hospitals, inpatient rehabilitation hospitals, long-term acute care hospitals, and other medical and surgical facilities. OFFICERS Edward K. Aldag, Jr. Chairman, President and Chief Executive Officer R. Steven Hamner Executive Vice President and Chief Financial Officer Emmett E. McLean Executive Vice President, Chief Operating Officer and Secretary J. Kevin Hanna Vice President, Controller and Chief Accounting Officer Rosa H. Hooper Vice President, Managing Director —Asset Management and Underwriting Charles R. Lambert Treasurer and Managing Director —Capital Markets BOARD OF DIRECTORS Edward K. Aldag, Jr. G. Steven Dawson R. Steven Hamner Elizabeth N. Pitman D. Paul Sparks, Jr. Michael G. Stewart C. Reynolds Thompson, III CORPORATE HEADQUARTERS Medical Properties Trust, Inc. 1000 Urban Center Drive, Suite 501 Birmingham, AL 35242 (205) 969-3755 MPT Officers: R. Steven Hamner, Emmett E. McLean, Edward K. Aldag, Jr., (205) 969-3756 (fax) Rosa H. Hooper, J. Kevin Hanna and Charles R. Lambert www.medicalpropertiestrust.com

COMPANY OVERVIEW (continued) INVESTOR RELATIONS CAPITAL MARKETS Tim Berryman Charles Lambert Director—Investor Relations Treasurer and Managing Director—Capital Markets (205) 397-8589 tberryman@medicalpropertiestrust.com (205) 397-8897 clambert@medicalpropertiestrust.com TRANSFER AGENT STOCK EXCHANGE SENIOR UNSECURED LISTING AND DEBT RATINGS and American Trust Company Stock Transfer TRADING SYMBOL Moody’s – Ba1 6201 15th Avenue New York Stock Exchange Standard & Poor’s – BBB- Brooklyn, NY 11219 (NYSE): MPW CONTINUUM OF CARE Medical Properties Trust focuses on the most critical components of healthcare delivery.

MEDICALPROPERTIESTRUST.COM

FINANCIAL INFORMATION

RECONCILIATION OF NET INCOME TO FUNDS FROM OPERATIONS

(Amounts in thousands, except per share data)

	For the Three Months Ended		For the Six Months Ended
	June 30, 2018	June 30, 2017	June 30, 2018	June 30, 2017
FFO INFORMATION:
Net income attributable to MPT common stockholders	$111,567	$73,415	$202,168	$141,385
Participating securities’ share in earnings	(323)	(100)	(518)	(225)

Net income, less participating securities’ share in earnings	$111,244	$73,315	$201,650	$141,160
Depreciation and amortization(A)	35,156	30,027	71,673	58,126
Gain on sale of real estate, net	(24,151)	—	(25,618)	(7,413)

Funds from operations	$122,249	$103,342	$247,705	$191,873
Write-off of straight-line rent and other	7,235	—	13,294	1,117
Debt refinancing costs	—	751	—	14,380
Acquisition costs, net of tax benefit(A)	411	9,539	411	12,184

Normalized funds from operations	$129,895	$113,632	$261,410	$219,554

Share-based compensation	4,869	2,406	6,725	4,377
Debt costs amortization	1,802	1,522	3,591	3,139
Straight-line rent revenue and other (A)	(24,376)	(18,981)	(47,801)	(35,463)

Adjusted funds from operations	$112,190	$98,579	$223,925	$191,607

PER DILUTED SHARE DATA:
Net income, less participating securities’ share in earnings	$0.30	$0.21	$0.55	$0.42
Depreciation and amortization(A)	0.10	0.08	0.20	0.17
Gain on sale of real estate, net	(0.07)	—	(0.07)	(0.02)

Funds from operations	$0.33	$0.29	$0.68	$0.57
Write-off of straight-line rent and other	0.03	—	0.03	—
Debt refinancing costs	—	—	—	0.04
Acquisition costs, net of tax benefit(A)	—	0.03	—	0.04

Normalized funds from operations	$0.36	$0.32	$0.71	$0.65

Share-based compensation	0.01	0.01	0.02	0.01
Debt costs amortization	0.01	—	0.01	0.01
Straight-line rent revenue and other (A)	(0.07)	(0.05)	(0.13)	(0.10)

Adjusted funds from operations	$0.31	$0.28	$0.61	$0.57

(A)	Includes our share of real estate depreciation, acquisition expenses (2017 only), and straight-line rent revenue from unconsolidated joint ventures. These amounts are included with the activity of all of our equity interests in the “Other” line on the consolidated statements of income.

Investors and analysts following the real estate industry utilize funds from operations, or FFO, as a supplemental performance measure. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation and amortization of real estate assets, which assumes that the value of real estate diminishes predictably over time. We compute FFO in accordance with the definition provided by the National Association of Real Estate Investment Trusts, or NAREIT, which represents net income (loss) (computed in accordance with GAAP), excluding gains (losses) on sales of real estate and impairment charges on real estate assets, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.

In addition to presenting FFO in accordance with the NAREIT definition, we also disclose normalized FFO, which adjusts FFO for items that relate to unanticipated or non-core events or activities or accounting changes that, if not noted, would make comparison to prior period results and market expectations less meaningful to investors and analysts. We believe that the use of FFO, combined with the required GAAP presentations, improves the understanding of our operating results among investors and the use of normalized FFO makes comparisons of our operating results with prior periods and other companies more meaningful. While FFO and normalized FFO are relevant and widely used supplemental measures of operating and financial performance of REITs, they should not be viewed as a substitute measure of our operating performance since the measures do not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties, which can be significant economic costs that could materially impact our results of operations. FFO and normalized FFO should not be considered an alternative to net income (loss) (computed in accordance with GAAP) as indicators of our financial performance or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of our liquidity.

We calculate adjusted funds from operations, or AFFO, by subtracting from or adding to normalized FFO (i) unbilled rent revenue, (ii) non-cash share -based compensation expense, and (iii) amortization of deferred financing costs. AFFO is an operating measurement that we use to analyze our results of operations based on the receipt, rather than the accrual, of our rental revenue and on certain other adjustments. We believe that this is an important measurement because our leases generally have significant contractual escalations of base rents and therefore result in recognition of rental income that is not collected until future periods, and costs that are deferred or are non-cash charges. Our calculation of AFFO may not be comparable to AFFO or similarly titled measures reported by other REITs. AFFO should not be considered as an alternative to net income (calculated pursuant to GAAP) as an indicator of our results of operations or to cash flow from operating activities (calculated pursuant to GAAP) as an indicator of our liquidity.

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MEDICALPROPERTIESTRUST.COM

FINANCIAL INFORMATION

DEBT SUMMARY

(as of June 30, 2018)

($ amounts in thousands)

Debt Instrument	Rate Type	Rate	Balance
2021 Credit Facility Revolver	Variable	3.260% - 3.350%	$820,000
2021 Credit Facility Revolver (£12M) (A)	Variable	1.760%	15,848
2022 Term Loan	Variable	3.580%	200,000
4.000% Notes Due 2022 (€500M) (B)	Fixed	4.000%	584,200
6.375% Notes Due 2024	Fixed	6.375%	500,000
5.500% Notes Due 2024	Fixed	5.500%	300,000
3.325% Notes Due 2025 (€500M) (B)	Fixed	3.325%	584,200
5.250% Notes Due 2026	Fixed	5.250%	500,000
5.000% Notes Due 2027	Fixed	5.000%	1,400,000

			$4,904,248
Debt issuance costs			(39,987)

	Weighted average rate	4.526%	$4,864,261

(A) Represents credit facility borrowings in pound sterling and converted to U.S. dollars at June 30, 2018.

(B) Represents bonds issued in euros and converted to U.S. dollars at June 30, 2018.

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MEDICALPROPERTIESTRUST.COM

FINANCIAL INFORMATION

DEBT MATURITY SCHEDULE

($ amounts in thousands)

Debt Instrument	2018	2019	2020	2021	2022	2023	2024	2025	2026	2027
2021 Credit Facility Revolver	$—	$—	$—	$820,000	$—	$—	$—	$—	$—	$—
2021 Credit Facility Revolver (£12M)	—	—	—	15,848	—	—	—	—	—	—
2022 Term Loan	—	—	—	—	200,000	—	—	—	—	—
4.000% Notes Due 2022 (€500M)	—	—	—	—	584,200	—	—	—	—	—
6.375% Notes Due 2024	—	—	—	—	—	—	500,000	—	—	—
5.500% Notes Due 2024	—	—	—	—	—	—	300,000	—	—	—
3.325% Notes Due 2025 (€500M)	—	—	—	—	—	—	—	584,200	—	—
5.250% Notes Due 2026	—	—	—	—	—	—	—	—	500,000	—
5.000% Notes Due 2027	—	—	—	—	—	—	—	—	—	1,400,000

	$—	$—	$—	$835,848	$784,200	$—	$800,000	$584,200	$500,000	$1,400,000

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MEDICALPROPERTIESTRUST.COM

FINANCIAL INFORMATION

PRO FORMA NET DEBT / ANNUALIZED ADJUSTED EBITDA

(Amounts in thousands)

For the Three Months Ended
June 30, 2018
Net income attributable to MPT common stockholders	$111,567
Pro forma adjustments for mid-quarter acquisitions/dispositions and acquisitions that occurred after the period (A)	1,904

Pro forma net income	$113,471
Add back:
Interest	58,126
Depreciation and amortization	37,272
Stock-based compensation	4,869
Gain on sale of real estate, net	(24,151)
Write-off of straight-line rent and other	7,235
Acquisition costs	411
Income tax expense	1,563

2Q 2018 Pro forma adjusted EBITDA	$198,796

Annualization	$795,184

Total debt	$4,864,261
Pro forma changes to cash and debt balance after June 30, 2018 (A)	(149,816)

Pro forma net debt	$4,714,445

Pro forma net debt / annualized adjusted EBITDA	5.9x

(A)	The schedule reflects our previously disclosed commitment to acquire one RCCH facility and four facilities in Germany.

Investors and analysts following the real estate industry utilize net debt (debt less cash) to EBITDA (net income before interest expense, income taxes, depreciation and amortization) as a measurement of leverage that shows how many years it would take for us to pay back our debt, assuming net debt and EBITDA are held constant. The table above considers the pro forma effects on net debt and EBITDA from investments and capital transactions that were either completed during the period or disclosed as firm commitments, assuming such transactions were consummated/fully funded as of the beginning of the period. In addition, we show EBITDA adjusted to exclude stock compensation expense, gains or losses on real estate and other dispositions, debt refinancing charges, and impairment charges to derive Pro forma Annualized Adjusted EBITDA, which is a non-GAAP measure. We believe Pro forma Net Debt and Pro forma Annualized Adjusted EBITDA are useful to investors and analysts as they allow for a more current view of our credit quality and allow for the comparison of our credit strength between periods and to other real estate companies without the effect of items that by their nature are not comparable from period to period.

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MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

LEASE AND MORTGAGE LOAN MATURITY SCHEDULE

(as of June 30, 2018)

($ amounts in thousands)

Years of Maturities (A)	Total Properties (B)	Base Rent/Interest (C)	Percent of Total Base Rent/Interest
2018	7	$3,645	0.5%
2019	5	11,281	1.6%
2020	1	2,050	0.3%
2021	2	10,514	1.5%
2022	15	75,445	10.6%
2023	4	13,149	1.8%
2024	1	2,320	0.3%
2025	6	19,933	2.8%
2026	5	25,495	3.6%
2027	1	3,051	0.4%
2028	5	7,158	1.0%
Thereafter	203	538,875	75.6%

	255	$712,916	100.0%

(A)	Lease/Loan expiration is based on the fixed term of the lease/loan and does not factor in potential renewal options provided for in our agreements.
(B)

Includes properties currently subject to either a lease or mortgage loan; however, the schedule specifically excludes three facilities that are under development and nine properties owned through joint venture arrangements. The schedule reflects our previously disclosed commitment to acquire one RCCH facility for $17.5M and four facilities in Germany for $26.9M.

(C)

Represents base rent/interest income on an annualized basis but does not include tenant recoveries, additional rents and other lease-related adjustments to revenue (i.e., straight-line rents and deferred revenues).

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MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

TOTAL PRO FORMA GROSS ASSETS AND ACTUAL REVENUE BY ASSET TYPE

(June 30, 2018)

($ amounts in thousands)

Asset Types	Total Pro Forma Gross Assets (B)	Percentage of Pro Forma Gross Assets	YTD Actual Revenue	Percentage of Total Actual Revenue
General Acute Care Hospitals (A)	$6,725,876	70.3%	$293,043	72.0%
Inpatient Rehabilitation Hospitals	2,041,985	21.3%	100,009	24.6%
Long-Term Acute Care Hospitals	319,109	3.3%	13,896	3.4%
Other assets	486,655	5.1%	—	—

Total	$9,573,625	100.0%	$406,948	100.0%

(A)	Includes three medical office buildings.
(B)

Represents investment concentration as a percentage of gross real estate assets, other loans, and equity investments, assuming all binding real estate commitments on new investments and unfunded amounts on development deals and commenced capital improvement projects are fully funded. See press release dated August 2, 2018 for reconciliation of total assets to pro forma total gross assets at June 30, 2018.

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MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

TOTAL PRO FORMA GROSS ASSETS AND ACTUAL REVENUE BY OPERATOR

(June 30, 2018)

($ amounts in thousands)

Operators	Total Pro Forma Gross Assets (A)	Percentage of Pro Forma Gross Assets (B)	YTD Actual Revenue	Percentage of Total Actual Revenue
Steward	$3,546,763	37.0%	$147,868	36.3%
MEDIAN	1,196,455	12.5%	57,289	14.1%
Prime Healthcare	1,122,026	11.7%	63,590	15.6%
Ernest Health	612,733	6.4%	34,542	8.5%
RCCH	506,265	5.3%	20,414	5.0%
26 operators	2,102,728	22.0%	83,245	20.5%
Other assets	486,655	5.1%	—	—

Total	$9,573,625	100.0%	$406,948	100.0%

(A)	Represents investment concentration as a percentage of gross real estate assets, other loans, and equity investments, assuming all binding real estate commitments on new investments and unfunded amounts on development deals and commenced capital improvement projects are fully funded. See press release dated August 2, 2018 for reconciliation of total assets to pro forma total gross assets at June 30, 2018.
(B)	No single facility accounts for more than 3.7% of total pro forma gross assets.

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MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

TOTAL PRO FORMA GROSS ASSETS AND ACTUAL REVENUE BY U.S. STATE AND COUNTRY

(June 30, 2018)

($ amounts in thousands)

U.S. States and Other Countries	Total Pro Forma Gross Assets (A)	Percentage of Pro Forma Gross Assets	YTD Actual Revenue	Percentage of Total Actual Revenue
Massachusetts	$1,333,388	13.9%	$54,433	13.4%
Texas	1,244,828	13.0%	60,361	14.8%
Utah	1,035,482	10.8%	41,734	10.3%
California	517,759	5.4%	29,422	7.2%
Arizona	489,128	5.1%	23,286	5.7%
24 Other States	2,667,202	27.9%	121,307	29.8%
Other assets	420,683	4.4%	—	—

United States	$7,708,470	80.5%	$330,543	81.2%
Germany	$1,573,567	16.4%	$74,176	18.2%
United Kingdom	104,404	1.1%	1,965	0.5%
Italy	95,431	1.0%	—	—
Spain	25,781	0.3%	264	0.1%
Other assets	65,972	0.7%	—	—

International	$1,865,155	19.5%	$76,405	18.8%

Total	$9,573,625	100.0%	$406,948	100.0%

(A)	Represents investment concentration as a percentage of gross real estate assets, other loans, and equity investments, assuming all binding real estate commitments on new investments and unfunded amounts on development deals and commenced capital improvement projects are fully funded. See press release dated August 2, 2018 for reconciliation of total assets to pro forma total gross assets at June 30, 2018.

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MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

Same Store EBITDAR(1) Rent Coverage

YOY and Sequential Quarter Comparisons by Property Type

Stratification of Portfolio EBITDAR Rent Coverage

EBITDAR Rent Coverage TTM	Investment (in thousands)	No. of Facilities	Percentage of Investment
Greater than or equal to 4.50x	$189,112	4	4.5%
3.00x - 4.49x	$122,103	2	2.9%
1.50x - 2.99x	$69,541	5	1.7%
Less than 1.50x	$18,787	2	0.5%
Total Master Leased, Cross-Defaulted and/or with Parent Guaranty: 2.7x	$3,766,454	117	90.4%
General Acute Master Leased, Cross-Defaulted and/or with Parent Guaranty: 2.7x	$1,958,544	39	47.0%
Inpatient Rehabilitation Facilities Master Leased, Cross-Defaulted and/or with Parent Guaranty: 1.6x	$1,525,449	65	36.6%
Long-Term Acute Care Hospitals Master Leased, Cross-Defaulted and/or with Parent Guaranty: 1.0x	$282,461	13	6.8%

Notes:

Same Store represents properties with at least 24 months of financial reporting data. Properties that do not provide financial reporting and disposed assets are not included.

All data presented is on a trailing twelve month basis.

(1)	EBITDAR adjusted for non-recurring items.

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MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

SUMMARY OF COMPLETED ACQUISITIONS / DEVELOPMENT PROJECTS FOR THE SIX MONTHS ENDED JUNE 30, 2018

($ amounts in thousands)

Operator	Location	Costs Incurred as of 6/30/2018		Rent Commencement Date	Acquisition/ Development
Ernest Health	Flagstaff, Arizona	$25,513		3/1/2018	Development

		$25,513

SUMMARY OF CURRENT INVESTMENT COMMITMENTS AS OF JUNE 30, 2018 ($ amounts in thousands)
Operator	Location	Commitment		Acquisition/ Development
RCCH	Pasco, Washington	$17,500		Acquisition
MEDIAN & Affiliates	Germany	26,873		Acquisition

		$44,373

SUMMARY OF CURRENT DEVELOPMENT PROJECTS AS OF JUNE 30, 2018 ($ amounts in thousands)
Operator	Location	Commitment		Cost Incurred as of 6/30/2018	Estimated Completion Date

Circle Health	United Kingdom	$44,825	(A)	$20,942	Q1 2019

Circle Health Rehabilitation	United Kingdom	22,269	(B)	3,360	Q3 2019

Surgery Partners	Idaho Falls, Idaho	113,468		23,318	Q1 2020

		$180,562		$47,620

(A) Represents £33,940 commitment converted to USD at June 30,  2018.

(B) Represents £16,862 commitment converted to USD at June 30,  2018.

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MEDICALPROPERTIESTRUST.COM

FINANCIAL STATEMENTS

MEDICAL PROPERTIES TRUST, INC. AND SUBSIDIARIES

Consolidated Statements of Income

(Unaudited)

(Amounts in thousands, except per share data)

	For the Three Months Ended		For the Six Months Ended
	June 30, 2018	June 30, 2017	June 30, 2018	June 30, 2017
Revenues
Rent billed	$122,827	$103,447	$250,838	$200,210
Straight-line rent	15,073	16,277	30,864	29,056
Income from direct financing leases	18,934	18,312	36,615	36,192
Interest and fee income	45,068	28,771	88,631	57,746

Total revenues	201,902	166,807	406,948	323,204
Expenses
Interest	58,126	39,710	115,149	77,739
Real estate depreciation and amortization	34,466	29,493	70,268	57,079
Property-related	1,920	1,153	4,104	2,481
General and administrative	19,552	15,079	37,370	28,276
Acquisition costs	411	10,806	411	13,562

Total expenses	114,475	96,241	227,302	179,137

Other income (expense)
Gain on sale of real estate, net	24,151	—	25,618	7,413
Debt refinancing costs	—	(751)	—	(14,380)
Other	2,002	3,367	534	5,134

Total other income (expense)	26,153	2,616	26,152	(1,833)

Income before income tax	113,580	73,182	205,798	142,234
Income tax (expense) benefit	(1,563)	614	(2,738)	(253)

Net income	112,017	73,796	203,060	141,981
Net income attributable to non-controlling interests	(450)	(381)	(892)	(596)

Net income attributable to MPT common stockholders	$111,567	$73,415	$202,168	$141,385

Earnings per common share – basic and diluted:
Net income attributable to MPT common stockholders	$0.30	$0.21	$0.55	$0.42

Weighted average shares outstanding – basic	364,897	349,856	364,889	335,456
Weighted average shares outstanding – diluted	365,541	350,319	365,442	335,871
Dividends declared per common share	$0.25	$0.24	$0.50	$0.48

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MEDICALPROPERTIESTRUST.COM

FINANCIAL STATEMENTS

MEDICAL PROPERTIES TRUST, INC. AND SUBSIDIARIES

Consolidated Balance Sheets

(Amounts in thousands, except per share data)

	June 30, 2018	December 31, 2017
	(Unaudited)	(A)
ASSETS
Real estate assets
Land, buildings and improvements, intangible lease assets, and other	$4,671,829	$5,797,605
Real estate held for sale	1,263,257	146,615
Mortgage loans	1,686,866	1,778,316
Net investment in direct financing leases	688,427	698,727

Gross investment in real estate assets	8,310,379	8,421,263
Accumulated depreciation and amortization	(419,061)	(455,712)

Net investment in real estate assets	7,891,318	7,965,551
Cash and cash equivalents	146,569	171,472
Interest and rent receivables	85,181	78,970
Straight-line rent receivables	215,297	185,592
Other assets	618,459	618,703

Total Assets	$8,956,824	$9,020,288

LIABILITIES AND EQUITY
Liabilities
Debt, net	$4,864,261	$4,898,667
Accounts payable and accrued expenses	204,505	211,188
Deferred revenue	14,133	18,178
Lease deposits and other obligations to tenants	28,470	57,050

Total Liabilities	5,111,369	5,185,083
Equity
Preferred stock, $0.001 par value. Authorized 10,000 shares; no shares outstanding	—	—
Common stock, $0.001 par value. Authorized 500,000 shares; issued and outstanding - 364,731 shares at June 30, 2018 and 364,424 shares at December 31, 2017	365	364
Additional paid-in capital	4,338,798	4,333,027
Distributions in excess of net income	(464,784)	(485,932)
Accumulated other comprehensive loss	(42,353)	(26,049)
Treasury shares, at cost	(777)	(777)

Total Medical Properties Trust, Inc. Stockholders’ Equity	3,831,249	3,820,633
Non-controlling interests	14,206	14,572

Total Equity	3,845,455	3,835,205

Total Liabilities and Equity	$8,956,824	$9,020,288

(A)	Financials have been derived from the prior year audited financial statements.

Q2 2018  |  SUPPLEMENTAL INFORMATION     16

1000 Urban Center Drive, Suite 501 Birmingham, AL 35242 (205) 969-3755 NYSE: MPW www.medicalpropertiestrust.com Contact: Tim Berryman, Director—Investor Relations (205) 397-8589 or tberryman@medicalpropertiestrust.com or Charles Lambert, Treasurer and Managing Director—Capital Markets (205) 397-8897 or clambert@medicalpropertiestrust.com At the Very heArt of heAlthcAre® .